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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 8, 2003



                                  AVIDYN, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                     001-11922                     75-2297429
     (State of                  (Commission File               (IRS Employer
   incorporation)                   Number)               Identification Number)


                              16980 DALLAS PARKWAY
                                    SUITE 120
                               DALLAS, TEXAS 75248
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 972-447-6400



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits. The following are filed as Exhibits to this Report.

         99.1     AVIDYN, Inc. Press Release dated January 8, 2003

ITEM 9. REGULATION FD DISCLOSURE.

         On January 8, 2003, AVIDYN, Inc. issued a news release announcing the ratio to be used to determine the number of shares of Fiserv common stock to be issued for each outstanding share of AVIDYN common stock in the previously announced proposed merger of AVIDYN with a subsidiary of Fiserv. The press release is attached as Exhibit 99.1 to this Report.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AVIDYN, INC.



Date: January 8, 2003                      By:      /s/ Joseph A. Hensley
                                              ----------------------------------
                                              Joseph A. Hensley, President




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                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             AVIDYN, Inc. Press Release dated January 8, 2003